Item 1: Report to Shareholders

Summit Cash Reserves Fund	October 31, 2006

The views and opinions in this report were current as of October 31, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

Bond investors enjoyed good returns in the six months and 12 months ended October 31, 2006. Longer-term bonds performed well in response to the Fed’s decision in August not to raise interest rates for the first time in over two years. As the federal funds rate moved to 5.25% in June, on the other hand, short-term securities returned good current income to their holders. Both the Summit Cash Reserves Fund and the Summit GNMA Fund performed well in this environment, and each outpaced the majority of competing funds.

ECONOMY AND INTEREST RATES

The U.S. economy began to slow during the past six months as higher interest rates exerted an increasing drag on growth. The slowdown was most apparent in the housing sector, which had provided a significant stimulus to the economy since the last recession. New home construction slowed considerably, and housing prices began to fall, especially in markets that had seen substantial appreciation over the past several years. Flat or falling prices and higher mortgage rates meant consumers were less able to draw on any equity they had accumulated to finance home improvements and other types of spending.

Consumers saw a silver lining in gasoline prices, which began to fall in mid-summer as oil prices fell from over $70 to below $60 per barrel. Also, the labor market remained strong, and the unemployment rate dropped to a five-year low of 4.4% by October. Consumers showed increasing signs of fatigue, however; prominent retailers began to warn of disappointing sales growth, and measures of consumer confidence, which had rebounded sharply following last year’s hurricanes, began to drift lower by the end of the period. Business investment began to moderate as well. As a result, growth in gross domestic product decelerated from a pace of 5.6% in the first quarter, to 2.6% in the second, and only 1.6% in the third (according to advance estimates). While the consumer price index declined in response to falling gas prices, core inflation gauges, which exclude food and energy prices, remained elevated throughout the period.

The Federal Reserve raised the federal funds rate to 5.25% at its June 28-29, 2006, meeting, marking the 17th consecutive meeting in which it raised short-term interest rates by 25 basis points (0.25%) since beginning its tightening campaign in June 2004. As of this writing, the Fed has now paused for three consecutive meetings to assess the impact of its less accommodative policy. The general feeling in the market is that the Fed believes that monetary policy is now in a “neutral” range. The recent policy votes have not been unanimous, however, with one member voting in favor of higher short-term rates.

The Fed expects economic growth to moderate, and with it, inflation to recede to the Fed’s preferred range of 1% to 2% annual increases in core (less food and energy) personal consumption expenditures. The “real,” or inflation-adjusted, federal funds rate is certainly higher than it has been over the past two years, but it remains to be seen whether it is high enough to contain inflation expectations. In the past, a “real” fed funds rate of 3.5% has been the lowest level reached when nominal short-term rates peaked. Currently, “real” short-term rates are about 3%.

As short-term rates rose, long-term rates remained anchored. This resulted in an inversion of the Treasury yield curve, an unusual situation in which short-term money market rates were higher than 10- and 30-year rates. Typically, when the Fed is in a tightening mode, Treasury yields rise across all maturities. The lower rates at the long end of the Treasury curve have likely been driven by foreign demand for U.S. dollar-denominated investments, as well as pension reform and low inflation expectations.

SUMMIT CASH RESERVES FUND

Your fund returned 2.44% and 4.49% for the 6- and 12-month periods ended October 31, 2006, respectively. Once again, the fund easily outpaced the Lipper Money Market Funds Average because of its low expenses and favorable maturity posture. The longer-term returns for the fund have always been attractive and have placed it consistently in or near the top 10% of all taxable money funds. (Based on cumulative total return, Lipper ranked the Summit Cash Reserves Fund 32 out of 349, 32 out of 330, 27 out of 292, and 16 out of 184 funds for the 1-, 3-, 5-, and 10-year periods ended October 31, 2006, respectively. Results will vary for other time periods. Past performance cannot guarantee future results.)

The fund has generally adopted a defensive maturity posture throughout the past six months by being five to 10 days shorter than the average large money market fund. The main reason for this strategy was that the marketplace had priced in a Fed ease of at least 50 basis points, which we did not believe would happen. In fact, we thought that the Fed would need to resume hiking short-term rates sometime over the next six months. We did not have to give up any income to remain defensive because for most of the past six months the longer-term issues within our universe offered no additional yield. Generally, securities with three-month maturities have offered the highest rates available among short-term issues.

The credit profile of the portfolio remains very high with 100% of the portfolio classified as “first-tier,” meaning that the securities have the highest short-term rating from at least two of the major rating agencies. More important, in our opinion, all of the securities in the portfolio have been analyzed by the T. Rowe Price credit committee and have been recommended for the firm’s Approved List.

As a way to add incremental value to the portfolio, the fund’s exposure to floating rate investments has increased during the year. Floaters, which would benefit from rising rates, now represent about 30% of the fund’s total assets. These instruments are well diversified across industries and by individual companies.

Now that the Federal Reserve has “paused” and considers monetary policy in a “neutral” range, further actions will depend on data about the strength of the economy or the outlook for inflation and expectations. Economic growth has slowed due to a weaker housing market, higher energy prices, and the lagged effects of higher short-term interest rates. However, we still believe that with job growth strong and inflation above the Fed’s comfort zone, the next move by the Fed will be to raise short-term interest rates.

In this environment, money market funds will remain attractive because of the ability to pass higher interest rates through to shareholders, especially when compared with a bank product, which has an administered (or predetermined) interest rate. As always, our primary concern will be to protect the principal and to preserve liquidity for our shareholders.

SUMMIT GNMA FUND

The Summit GNMA Fund returned 3.73% and 4.72% for the 6- and 12-month periods ended October 31, 2006, respectively. As shown in the table on page 5, the portfolio outpaced its peer group of funds as represented by the Lipper GNMA Funds Average, while trailing the Lehman Brothers U.S. GNMA Index. These results placed the fund in the top quartile of our Lipper peer group for the one-year period ended October 31, 2006. (Based on cumulative total return, Lipper ranked the Summit GNMA Fund 15 out of 62, 15 out of 61, 13 out of 54, and 5 out of 30 funds for the 1-, 3-, 5-, and 10-year periods ended October 31, 2006, respectively. Results will vary for other time periods. Past performance cannot guarantee future results.)

The Fed’s program of transparency—that is, the policymakers’ pattern of clearly relaying their intentions and then following through on them—kept interest rate volatility low. The 10-year Treasury started our fiscal year around 4.56% and ended at 4.60%, while staying within a range of 4.32% to 5.25%. Such a low-volatility environment is favorable for mortgages because homeowners are less likely to refinance. Strong demand meant that spreads—or the yield differential of mortgage securities compared with Treasuries of equal duration—also shrunk to historically tight levels during the year. The nominal spread of the current coupon Fannie Mae issue, for example, tightened from about 90 basis points to under 70 basis points. (One hundred basis points equal 1.00%.)

GNMAs did not quite keep pace with the conventional mortgage sector. Demand for GNMAs softened as foreign investors, who so strongly favored GNMAs in 2005, branched out to other mortgages. Additionally, for the first time in years, net supply of GNMAs (new supply less retired issues) turned positive, albeit not significantly so.

Aside from our low expenses, another important factor in our outperformance of the Lipper group was our weighting in non-GNMA securities. We owned commercial mortgage-backed securities, which provided 114 basis points of excess return over equal duration Treasuries for the year. We also owned asset-backed securities, which earned 106 basis points of excess return.

Conversely, our overweight in 15-year GNMA securities detracted from returns. We are maintaining our investment in these holdings, however, due to their more stable cash flows and because they are no longer being issued and would be nearly impossible to replace in the portfolio.

Our thoughts on the mortgage sector are positive going forward, even though the securities are trading at fairly rich levels—in other words, they offer relatively modest additional yield compared with Treasuries. With the Fed on hold for the near term, and maybe longer, we believe interest rates will stay range bound. Also, even though volatility in the broader fixed-income market has fallen over the year, we expect that it can continue to fall—and support mortgage prices—due to dynamics in the corporate bond market. Finally, as money managers look for additional yield and as foreign investors continue to need dollar-denominated securities, mortgages should continue to do well.

OUTLOOK

Because the Fed has stated that incoming economic data will help guide its future actions, it is perhaps more difficult than usual to predict the course of Fed policy. We will do our best to position the portfolios for the changing interest rate environment, but we will also rely on the distinctive structure and low fees of the Summit Income Funds to seek superior returns for shareholders.

As always, thank you for investing with T. Rowe Price.

Respectfully submitted,

James M. McDonald
Chairman of the Investment Advisory Committee
Summit Cash Reserves Fund

Connice A. Bavely
Chairman of the Investment Advisory Committee
Summit GNMA Fund

November 20, 2006

Each fund’s committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing each fund’s investment program.

RISK OF MONEY FUND INVESTING

Since money market funds are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded or interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

RISK OF GNMA FUND INVESTING

Even though principal and interest payments on GNMAs are guaranteed, an increase in interest rates can cause share price to decline, resulting in a loss of principal. Investors in bond funds are also subject to several other types of risk—interest rate risk, credit risk, prepayment risk, extension risk, and derivatives risk. Since the fund invests primarily in GNMAs, which are backed by the full faith and credit of the U.S. government, its exposure to credit risk is low. A mortgage-backed bond, unlike most other bonds, can be hurt when interest rates fall because homeowners tend to refinance and prepay principal. Prepayments can cause the average maturity of the portfolio to shorten, require the fund to reinvest proceeds at lower interest rates, or even cause certain bonds’ prices to fall below what the fund paid for them, resulting in a capital loss. Increased interest rates can cause the fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. Shareholders are also exposed to derivatives risk, the potential that our investments in these complex and volatile instruments could affect the fund’s share price.

GLOSSARY

Average maturity: For a bond fund, this is the weighted average of the stated maturity dates of the portfolio’s securities. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes, which can mean greater price fluctuation. A shorter average maturity usually means less interest rate sensitivity and, consequently, a less volatile portfolio.

Basis point: One one-hundredth of one percentage point, or 0.01%.

Call protection: Any of a number of provisions that prohibits a bond’s early redemption for a given period.

Collateralized mortgage obligation (CMO): Collateralized mortgage obligations are investment-grade bonds that are backed by mortgage pass-throughs whose cash flows are directed in different ways to different classes. Some classes may have less risk associated with prepayments, and, by default, the other classes will have more prepayment risk. Those classes with less risk generally yield less than other mortgage-backed securities.

Current coupon GNMA: An index that tracks a theoretical 30-year GNMA mortgage that is priced at par. It is computed by interpolating from the two 30-year GNMAs whose prices bracket par.

Duration: A measure of a bond or bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in response to a one-percentage-point rise in rates, and vice versa.

Extension risk: As interest rates rise, the likelihood of prepayment decreases, and the average life and duration of mortgage securities lengthens. Investors are unable to capitalize on higher interest rates because their investment is locked in at a lower rate for a longer period of time.

Implied volatility: A theoretical value designed to represent the volatility of the security underlying an option as determined by the price of the option. It is a representation of the market’s best estimate for future volatility.

Lehman Brothers U.S. GNMA Index: Tracks the performance of mortgage-backed pass-through securities of the Government National Mortgage Association (GNMA).

Lipper averages: Consist of all mutual funds in a particular category as tracked by Lipper Inc.

Real interest rate: The excess of the current interest rate over the current inflation rate.

Total return: The annual rate of return on a bond, taking into account interest income, plus appreciation or depreciation. If a bond is held to maturity, its total return equals its yield to maturity.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Securities with longer maturities usually have a higher yield. If short-term securities offer a higher yield, then the curve is said to be “inverted.” If short- and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

GROWTH OF $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments †

(Amounts in 000s)

	$ Par	Value
ASSET BACKED SECURITIES 1.1%		
Americredit Automobile Receivable Trust Series 2006-AF, Class A1 5.505%, 8/6/07	5,822	5,822
Capital Auto Receivables Asset Trust Series 2006-SN1A, Class A1A 5.44%, 9/20/07	6,706	6,706
Drive Auto Receivables Trust Series 2006-1, Class A1 5.341%, 6/15/07	4,114	4,114
Ford Credit Auto Owner Trust Series 2006-B, Class A1 5.405%, 9/15/07	4,529	4,529
GS Auto Loan Trust Series 2006-1, Class A1 5.514%, 8/15/07	8,497	8,497
JPMorgan Auto Receivables Trust Series 2006-A, Class A1 5.39%, 10/15/07 (1)	6,521	6,521
Permanent Financing Series 9A, Class 1A, VR 5.32%, 3/10/07 (1)	8,600	8,600
Pinnacle Capital Asset Trust Series 2006-A, Class A1, VR 5.415%, 11/25/07	8,700	8,700
Total Asset Backed Securities (Cost $53,489)		53,489
BANK NOTE 1.3%		
American Express Centurion Bank, VR, 5.41%, 7/19/07	12,000	12,010
Bank of America, 5.345%, 11/27/06	17,000	17,000
HSBC Bank, VR, 5.46%, 9/21/07	17,000	17,015
National City Bank, VR, 5.35%, 4/4/07	4,000	4,000
Southtrust Bank, VR, 5.45%, 6/14/07	2,300	2,301
Westpac Banking, VR, 5.46%, 5/25/07 (1)	12,000	12,005
Total Bank Note (Cost $64,331)		64,331

CERTIFICATES OF DEPOSIT 23.6%

Domestic 6.4% (2)

Bank of New York, 5.00%, 2/13/07	33,000	33,000
Citibank, 5.30%, 12/28/06	24,000	24,000
Countrywide Bank, VR, 5.35%, 3/16/07	12,000	12,000
Credit Suisse First Boston, VR, 5.295%, 7/19/07	20,000	20,000
DEPFA Bank, 5.31%, 1/10/07	3,000	3,000
DEPFA Bank, 5.34%, 12/15/06	14,000	14,000
DEPFA Bank, 5.35%, 11/30/06	22,000	22,000
M&I Marshall & Ilsley Bank, 5.33%, 12/11/06	19,500	19,500
Manufacturers and Traders Trust, VR, 5.30%, 3/30/07	25,000	25,000
Manufacturers and Traders Trust, VR, 5.30%, 6/15/07	8,000	7,999
Mercantile Safe Deposit & Trust, 5.45%, 6/14/07	15,000	15,000
Natexis Banques Populaires, 5.30%, 11/1/06	19,500	19,500
PNC Bank, VR, 5.28%, 5/23/07	7,000	7,000
State Street Bank & Trust, VR, 5.343%, 1/16/07	13,000	13,000
Suntrust Bank, VR, 5.265%, 9/14/07	27,700	27,694
Wells Fargo Bank, 5.005%, 2/13/07	12,000	12,000
Wilmington Trust, 5.26%, 11/9/06	34,000	33,998
		308,691

Eurodollar 5.2% (3)

ABN AMRO Bank, 5.53%, 12/27/06	23,000	23,000
Bank of Nova Scotia, 5.335%, 12/28/06	33,000	33,000
Deutsche Bank, 5.53%, 12/27/06	15,000	14,999
Deutsche Bank, 5.53%, 12/27/06	20,000	20,004
DNB NOR Bank ASA, 5.325%, 1/16/07	28,000	28,000
HSBC Bank USA, 5.58%, 1/11/07	11,000	11,000
KBC Bank, 5.70%, 3/29/07	30,000	30,011
National Bank of Canada, 5.30%, 1/10/07	26,000	26,000

Northern Rock, 5.33%, 12/8/06	11,000	11,000
Societe Generale, 4.80%, 12/5/06	12,000	12,000
Societe Generale, 5.00%, 2/12/07	12,000	12,000
Unicredito Italiano Bank, 5.315%, 1/10/07	32,000	32,000
		253,014
Yankee 12.0% (4)		
ABN AMRO Bank, 5.00%, 2/7/07	11,000	11,000
Allied Irish Bank, VR, 5.48%, 8/8/07	20,000	20,004
Banco Bilbao Vizcaya, VR, 5.335%, 6/20/07	44,500	44,493
Barclays Bank, 5.33%, 1/17/07	35,000	35,000
Barclays Bank, 5.53%, 12/14/06	30,000	30,000
BNP Paribas, VR, 5.31%, 10/3/07	12,000	11,997
BNP Paribas, VR, 5.363%, 9/19/07 (1)	30,000	30,000
Calyon, VR, 5.31%, 10/3/07	13,000	12,998
Calyon, VR, 5.33%, 9/13/07	26,000	25,993
Canadian Imperial Bank of Commerce, 4.75%, 12/15/06	13,000	12,988
Canadian Imperial Bank of Commerce, VR, 5.44%, 4/27/07	20,000	20,007
Credit Suisse First Boston, VR, 5.31%, 3/28/07	6,000	6,000
Fortis Bank, 5.275%, 11/30/06	34,000	34,000
Fortis Bank, VR, 5.27%, 10/15/07	10,000	9,998
HBOS Treasury Services, 5.45%, 6/14/07	23,000	23,000
Rabobank Nederland, 5.01%, 2/14/07	24,000	24,000
Royal Bank of Canada, 5.60%, 8/10/07	40,000	40,000
Royal Bank of Scotland, 4.79%, 1/3/07	1,500	1,499
Royal Bank of Scotland, 5.005%, 2/13/07	10,000	10,000
San Paolo, 5.30%, 12/29/06	32,000	32,000
Societe Generale, VR, 5.265%, 9/21/07	21,000	20,995
Svenska Handelsbanken, 5.03%, 2/21/07	12,000	12,000
Swedbank, VR, 5.275%, 2/12/07	13,000	13,000
Swedbank, VR, 5.345%, 9/17/07	13,000	12,998

Toronto-Dominion Bank, 5.30%, 2/12/07	10,000	10,000
Toronto-Dominion Bank, 5.425%, 6/8/07	32,000	32,001
UBS AG Stamford Branch, 5.30%, 1/5/07	33,000	33,000
Westpac Banking, 5.35%, 11/22/06	8,000	8,000
		576,971
Total Certificates of Deposit (Cost $1,138,676)		1,138,676

COMMERCIAL PAPER 48.6%

4(2) 34.4% (5)

Alliance & Leicester, 5.27%, 12/11/06	11,930	11,860
Allied Irish Bank, 5.255%, 11/22/06	12,044	12,007
Allied Irish Bank, 5.255%, 11/30/06	12,900	12,845
Alpine Securitization, 5.27%, 11/13/06	53,000	52,907
ASB Bank, 5.25%, 12/15/06 (1)	19,000	18,878
ASB Bank, 5.26%, 11/7/06 (1)	6,000	5,995
Atlantic Asset Securitization, 5.26%, 11/10/06	14,231	14,212
Atlantic Asset Securitization, 5.26%, 11/20/06	42,936	42,817
Bank of Ireland, 5.25%, 1/31/07	16,000	15,788
BASF, 5.26%, 12/13/06	33,000	32,798
Cafco, 5.26%, 12/4/06	30,000	29,855
Cafco, 5.26%, 1/16/07	33,000	32,634
Cargill Global Funding, 5.25%, 11/1/06	7,190	7,190
Cargill Global Funding, 5.27%, 11/16/06	8,600	8,581
Ciesco, 5.25%, 11/20/06	24,000	23,934
Ciesco, 5.25%, 12/8/06	3,000	2,984
Ciesco, 5.26%, 12/1/06	40,000	39,825
Ciesco, 5.26%, 12/14/06	5,000	4,969
Citibank Credit Card Issuance, 5.275%, 11/14/06	31,250	31,190
Citibank Credit Card Issuance, 5.28%, 12/4/06	47,000	46,773
Consolidated Edison, 5.33%, 11/1/06	8,443	8,443

CRC Funding, 5.25%, 12/27/06	50,000	49,592
CRC Funding, 5.26%, 11/7/06	20,000	19,982
CRC Funding, 5.26%, 11/8/06	3,000	2,997
Danske, 5.25%, 11/15/06	7,750	7,734
Fairway Finance, 5.26%, 11/22/06	32,000	31,902
Fairway Finance, 5.26%, 11/30/06	35,756	35,605
Falcon Asset Securitization, 5.26%, 11/2/06	50,000	49,993
Falcon Asset Securitization, 5.26%, 11/6/06	7,000	6,995
Falcon Asset Securitization, 5.26%, 11/22/06	8,000	7,975
Falcon Asset Securitization, 5.27%, 11/3/06	1,504	1,504
Grampian Funding, 5.275%, 11/21/06	76,000	75,777
IXIS Commercial Paper, 5.25%, 11/14/06 (1)	3,000	2,994
IXIS Commercial Paper, 5.25%, 12/8/06 (1)	14,500	14,422
IXIS Commercial Paper, 5.26%, 11/22/06 (1)	50,000	49,847
Kitty Hawk Funding, 5.26%, 11/16/06	18,000	17,961
MBNA Master Credit Card Trust II, 5.265%, 1/10/07	9,500	9,403
MBNA Master Credit Card Trust II, 5.27%, 11/20/06	17,180	17,132
MBNA Master Credit Card Trust II, 5.27%, 1/8/07	13,700	13,564
MBNA Master Credit Card Trust II, 5.28%, 12/6/06	20,000	19,897
MBNA Master Credit Card Trust II, 5.28%, 12/13/06	4,000	3,975
Metlife, 5.25%, 12/8/06	19,000	18,897
Nationwide Building Society, 5.27%, 12/8/06 (1)	22,000	21,881
Northern Rock, 5.25%, 11/1/06 (1)	3,000	3,000
Northern Rock, 5.265%, 12/12/06 (1)	15,000	14,910
Old Line Funding, 5.26%, 11/15/06	14,000	13,971
Old Line Funding, 5.26%, 11/17/06	20,000	19,953
Old Line Funding, 5.26%, 12/7/06	7,310	7,272
Old Line Funding, 5.26%, 12/20/06	5,000	4,964
Old Line Funding, 5.27%, 11/30/06	12,755	12,701
Preferred Receivables Funding, 5.26%, 11/6/06	5,064	5,060

Preferred Receivables Funding, 5.26%, 11/8/06	12,000	11,988
Preferred Receivables Funding, 5.27%, 11/14/06	60,000	59,886
Rabobank Nederland Australia, 5.25%, 11/16/06 (1)	50,000	49,891
Ranger Funding, 5.26%, 11/21/06	60,766	60,588
Ranger Funding, 5.27%, 11/16/06	410	409
Sanofi Aventis, 5.25%, 11/3/06 (1)	7,000	6,998
Sanofi Aventis, 5.26%, 12/1/06 (1)	25,000	24,890
Sheffield Receivables, 5.26%, 11/3/06	26,000	25,992
Sheffield Receivables, 5.26%, 11/15/06	13,000	12,973
Sheffield Receivables, 5.26%, 11/20/06	27,000	26,925
Sheffield Receivables, 5.27%, 11/20/06	9,000	8,975
Sigma Finance, 5.17%, 12/6/06	20,000	19,899
Sigma Finance, 5.26%, 11/7/06	13,000	12,989
Sigma Finance, 5.275%, 11/20/06	13,000	12,964
Solitaire Funding, 5.25%, 1/12/07 (1)	16,000	15,832
Solitaire Funding, 5.26%, 11/13/06 (1)	50,000	49,912
Solitaire Funding, 5.26%, 1/24/07 (1)	7,250	7,161
Southern Company, 5.25%, 11/2/06	16,300	16,298
Tulip Funding, 5.25%, 1/16/07	10,000	9,889
Tulip Funding, 5.26%, 11/30/06	24,800	24,695
Variable Funding Capital, 5.26%, 11/17/06	48,000	47,888
Wal-Mart Funding, 5.26%, 11/28/06	62,000	61,755
Yorktown Capital, 5.26%, 11/7/06	6,634	6,628
Yorktown Capital, 5.26%, 11/17/06	3,670	3,661
Yorktown Capital, 5.26%, 12/1/06	26,754	26,637
Yorktown Capital, 5.26%, 12/13/06	8,112	8,062
Yorktown Capital, 5.26%, 12/20/06	25,400	25,218
Yorktown Capital, 5.27%, 11/16/06	2,825	2,819
		1,660,167

Non-4(2) 14.2%

ANZ Delaware, 5.25%, 11/13/06	15,000	14,974
Bank of America, 5.26%, 12/18/06	2,760	2,741
BNP Paribas Finance, 5.25%, 11/27/06	20,000	19,924
Capital One Multi-Asset Executive Trust, 5.27%, 11/10/06	9,000	8,988
Capital One Multi-Asset Executive Trust, 5.27%, 1/23/07	16,000	15,806
CBA Finance, 5.26%, 11/30/06	7,600	7,568
CBA Finance, 5.26%, 12/8/06	5,200	5,172
Citigroup Funding, 5.26%, 11/20/06	39,000	38,892
DaimlerChrysler Revolving Auto, 5.26%, 11/10/06	14,000	13,982
DaimlerChrysler Revolving Auto, 5.26%, 11/22/06	18,500	18,443
DaimlerChrysler Revolving Auto, 5.27%, 11/16/06	5,000	4,989
Deutsche Bank Financial, 5.26%, 11/30/06	14,000	13,941
FCAR Owner Trust Series I, 5.28%, 12/8/06	9,814	9,761
FCAR Owner Trust Series I, 5.28%, 12/15/06	19,650	19,523
FCAR Owner Trust Series II, 5.27%, 12/18/06	3,000	2,979
FCAR Owner Trust Series II, 5.27%, 1/16/07	10,000	9,889
FCAR Owner Trust Series II, 5.28%, 12/12/06	33,000	32,802
HBOS Treasury Services, 5.27%, 11/21/06	30,000	29,912
Mississippi, 5.30%, 11/16/06	3,700	3,692
New York State Power Auth., 5.27%, 11/6/06	28,187	28,166
New York State Power Auth., 5.28%, 11/9/06	8,211	8,201
Nordea North America, 5.25%, 11/6/06	33,000	32,976
Oesterreichische Kontrollbank, 5.25%, 11/30/06	50,000	49,788
Park Avenue Receivables, 5.26%, 11/7/06 (1)	16,874	16,859
Park Avenue Receivables, 5.26%, 11/9/06 (1)	6,424	6,416
Park Avenue Receivables, 5.26%, 11/13/06 (1)	7,000	6,988
Park Avenue Receivables, 5.26%, 11/14/06 (1)	34,000	33,935
Park Avenue Receivables, 5.26%, 11/20/06 (1)	3,883	3,872
Skandinaviska Enskilda Banken, 5.28%, 7/19/07 (1)	33,750	33,747

Stadshypotek Delware, 5.25%, 1/22/07	17,000	16,797
Stanford, 5.26%, 11/8/06	5,000	4,995
Stanford, 5.265%, 11/16/06	25,000	24,945
Toyota Credit Puerto Rico, 5.255%, 11/16/06	64,000	63,860
Westpac Banking, 5.26%, 11/17/06 (1)	2,900	2,893
Westpac Banking, 5.26%, 11/21/06 (1)	3,000	2,991
Westpac Banking, 5.26%, 12/12/06 (1)	26,000	25,844
Whistlejacket, 5.27%, 11/15/06 (1)	5,991	5,979
Whistlejacket, 5.27%, 11/24/06 (1)	12,334	12,292
Whistlejacket, 5.27%, 11/30/06 (1)	10,000	9,958
Yale University, 5.26%, 11/6/06	21,000	20,985
		686,465
Total Commercial Paper (Cost $2,346,632)		2,346,632

FUNDING AGREEMENTS 1.1%

Genworth Life Insurance, VR, 5.472%, 1/12/07 (6)	20,000	20,000
ING USA Annuity & Life Insurance, 5.37%, 11/20/06 (6)	10,000	10,000
ING USA Annuity & Life Insurance, 5.37%, 11/30/06 (6)	15,000	15,000
Transamerica Occidental Life Insurance VR, 5.47%, 12/3/07 (6)	5,000	5,000
Total Funding Agreements (Cost $50,000)		50,000

MEDIUM-TERM NOTES 20.4%

Abbey National Treasury Services, VR, 5.377%, 6/29/07	8,000	8,002
Alliance & Leicester, VR, 5.31%, 11/8/07 (1)	12,000	12,003
Allstate Financial Global Funding, VR, 5.35%, 11/9/06 (1)	6,750	6,750
Allstate Life Global Funding, VR, 5.34%, 5/21/07	27,000	27,008
American Express Credit, VR, 5.32%, 6/12/07	24,000	24,004
American Honda Finance, VR, 5.439%, 11/22/06	2,400	2,400
American Honda Finance, VR, 5.51%, 3/8/07	10,800	10,805

American Honda Finance, VR, 5.54%, 12/12/06	1,000	1,000
Australia & New Zealand Banking, VR, 5.32%, 11/23/07 (1)	7,600	7,602
Australia & New Zealand Banking, VR, 5.32%, 11/23/07 (1)	22,000	22,005
Banco Santander Totta, VR, 5.32%, 11/16/07 (1)	29,000	29,000
Bank of Ireland, VR, 5.30%, 11/19/07	27,000	27,000
Bank One, VR, 5.572%, 10/1/07	2,100	2,104
Bear Stearns, VR, 5.31%, 11/14/07	6,750	6,750
Bear Stearns, VR, 5.36%, 11/15/07	12,000	12,000
BMW Capital, VR, 5.301%, 11/5/07 (1)	26,000	26,000
Calyon, VR, 5.416%, 8/10/07	31,000	30,996
Caterpillar Financial Services, VR, 5.39%, 7/27/07	21,000	21,003
Dexia Credit, VR, 5.52%, 5/15/07	2,600	2,602
Eli Lilly, VR, 5.313%, 12/3/07	11,000	11,000
GE Capital, VR, 5.445%, 7/9/07	10,000	10,000
GE Capital, VR, 5.445%, 10/17/07	10,000	10,000
GE Capital, VR, 5.48%, 3/9/07	4,000	4,001
Goldman Sachs, VR, 5.373%, 12/3/07	30,000	30,000
HBOS Treasury Services, VR, 5.29%, 11/9/07 (1)	6,000	6,000
HBOS Treasury Services, VR, 5.47%, 4/4/07	6,500	6,504
HSBC Finance, VR, 5.44%, 2/28/07	12,000	12,002
HSBC Finance, VR, 5.44%, 6/1/07	7,000	7,001
Intesa Bank, VR, 5.32%, 11/26/07	27,000	27,000
Irish Life & Permanent, VR, 5.32%, 11/23/06 (1)	29,000	29,000
Jackson National Life Global Fund, VR, 5.444%, 4/20/07	3,700	3,701
JPMorgan Chase, VR, 5.293%, 11/2/07	20,000	20,000
K2 USA, 5.00%, 2/6/07 (1)	10,000	10,000
K2 USA, VR, 5.28%, 3/26/07 (1)	4,000	4,000
K2 USA, VR, 5.28%, 5/25/07	12,000	11,999
K2 USA, VR, 5.28%, 6/15/07 (1)	14,500	14,499
K2 USA, VR, 5.28%, 7/25/07	13,000	12,999

K2 USA, VR, 5.315%, 6/8/07 (1)	25,000	25,003
Kommunalkredit Austria, VR, 5.32%, 11/9/07 (1)	33,750	33,750
Lehman Brothers, VR, 5.37%, 5/31/07	2,500	2,501
Lehman Brothers, VR, 5.37%, 6/26/07	27,000	27,000
Lehman Brothers, VR, 5.385%, 7/19/07	2,500	2,502
Links Finance, VR, 5.28%, 5/21/07	24,000	23,999
MBNA Europe Funding, VR, 5.49%, 9/7/07 (1)	13,500	13,513
Merrill Lynch, VR, 5.29%, 7/27/07	14,000	14,000
Merrill Lynch, VR, 5.36%, 6/15/07	1,200	1,200
Merrill Lynch, VR, 5.42%, 6/15/07	4,800	4,801
Merrill Lynch, VR, 5.43%, 8/24/07	8,000	8,003
Merrill Lynch, VR, 5.48%, 4/26/07	2,980	2,982
Merrill Lynch, VR, 5.499%, 10/19/07	3,000	3,005
Merrill Lynch, VR, 5.505%, 1/26/07	4,000	4,001
Merrill Lynch, VR, 5.515%, 3/19/07	3,900	3,902
Merrill Lynch, VR, 5.525%, 2/27/07	3,637	3,639
MetLife Global Funding, VR, 5.44%, 10/5/07 (1)	3,000	3,003
Morgan Stanley, VR, 5.505%, 7/27/07	20,500	20,520
Morgan Stanley, VR, 5.53%, 2/15/07	14,000	14,004
National Australia Bank, VR, 5.29%, 12/7/07 (1)	6,250	6,251
National Australia Bank, VR, 5.384%, 7/16/07	21,000	21,008
National Rural Utilities Cooperative Financing VR, 5.313%, 11/1/07	18,500	18,500
Nationwide Building Society, VR, 5.35%, 12/7/07 (1)	20,000	20,000
Nationwide Life Global Funding, VR, 5.454%, 9/28/07 (1)	4,000	4,004
Nationwide Life Global Funding, VR, 5.477%, 6/22/07 (1)	16,000	16,013
Nationwide Life Global Funding, VR, 5.495%, 5/15/07 (1)	7,000	7,005
Nationwide Life Global Funding, VR, 5.51%, 12/12/06	2,000	2,000
PRICOA Global Funding I, VR, 5.32%, 11/27/07 (1)	31,250	31,250
Santander, VR, 5.40%, 9/21/07 (1)	8,000	8,003

Sigma Finance, VR, 5.32%, 4/20/07	6,000	6,001
Sigma Finance, VR, 5.36%, 10/5/07	26,000	26,005
SLM Corporation, VR, 5.32%, 11/13/07 (1)	30,000	30,000
SLM Corporation, VR, 5.32%, 11/13/07 (1)	2,000	2,000
Svenska Handelsbanken, VR, 5.29%, 11/21/07	11,000	11,000
Whistlejacket Capital, VR, 5.275%, 8/28/07 (1)	13,500	13,498
Whistlejacket Capital, VR, 5.278%, 8/28/07	5,000	4,999
Whistlejacket Capital, VR, 5.28%, 4/11/07 (1)	7,000	7,000
Whistlejacket Capital, VR, 5.329%, 10/19/07	18,000	17,997
World Savings Bank, F.S.B., VR, 5.46%, 6/1/07	11,650	11,655
Total Medium-Term Notes (Cost $984,257)		984,257

MUNICIPAL SECURITIES 4.6%

Colorado Housing Fin. Auth., Multi-Family VRDN (Currently 5.36%)	10,525	10,525
Colorado Housing Fin. Auth., Multi-Family VRDN (Currently 5.36%)	9,340	9,340
Colorado Housing Fin. Auth., Multi-Family VRDN (Currently 5.36%)	9,865	9,865
Colorado Housing Fin. Auth., Multi-Family VRDN (Currently 5.36%)	8,000	8,000
Colorado Housing Fin. Auth., Single Family VRDN (Currently 5.36%)	8,000	8,000
Colorado Housing Fin. Auth., Single Family VRDN (Currently 5.36%)	13,110	13,110
Colorado Housing Fin. Auth., Single Family VRDN (Currently 5.36%)	5,500	5,500
Florida Hurricane Catastrophe, VR, TECP, 5.33%, 11/15/07	34,000	34,000
Miami-Dade County IDA, Dolphins Stadium VRDN (Currently 5.29%)	16,300	16,300
Mississippi, Nissan, GO, VRDN (Currently 5.34%)	31,000	31,000
St. Joseph County, Univ. of Notre Dame, TECP, 5.35%, 12/13/06	6,000	6,000
Texas, Veterans Housing, VRDN (Currently 5.30%)	13,280	13,280

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Summit Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Summit Cash Reserves Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on October 29, 1993. The fund seeks preservation of capital and liquidity and, consistent with these, the highest possible current income.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation Securities are valued at amortized cost. Assets and liabilities for which such valuation procedures are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Paydown gains and losses are recorded as an adjustment to interest income. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly.

New Accounting Pronouncement In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN”), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. Management is evaluating the anticipated impact on the fund from FIN 48, which is effective for the fund’s fiscal year beginning November 1, 2007.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended October 31, 2006, totaled $198,878,000 and were characterized as ordinary income for tax purposes. At October 31, 2006, the tax-basis components of net assets were as follows:

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of October 31, 2006, the fund had $49,000 of capital loss carryforwards, of which $2,000 expire in fiscal 2008, and $47,000 expire thereafter through fiscal 2014.

At October 31, 2006, the cost of investments for federal income tax purposes was $4,861,825,000.

NOTE 4 - ACQUISITION

On June 19, 2006, the fund acquired substantially all of the assets of the Preferred Money Market Fund (the acquired fund), pursuant to the Agreement and Plan of Reorganization dated February 15, 2006, and approved by shareholders of the acquired fund on June 9, 2006. The acquisition was accomplished by a tax-free exchange of 11,846,824 shares of the fund (with a value of $11,847,000) for the 11,846,824 shares of the acquired fund outstanding on June 16, 2006. The net assets of the acquired fund at that date included $18,000 of net realized losses carried forward for tax purposes to offset distributable gains realized by the fund in the future. Net assets of the acquired fund were combined with those of the fund, resulting in aggregate net assets of $4,884,980,000 immediately after the acquisition.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee equal to 0.45% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, directors’ fees and expenses, and extraordinary expenses are paid directly by the fund.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are allocated to the fund in proportion to the average daily value of its shares owned by the college savings plan. Shareholder servicing costs allocated to the fund are borne by Price Associates, pursuant to the fund’s all-inclusive fee agreement. At October 31, 2006, approximately 3% of the outstanding shares of the fund were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated to the fund under these special servicing agreements are borne by Price Associates, pursuant to its all-inclusive fee agreement. At October 31, 2006, approximately 2% of the outstanding shares of the fund were held by the Spectrum Funds and none were held by the Retirement Funds.

As of October 31, 2006, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 620,562,019 shares of the fund, representing 13% of the fund’s net assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price Summit Funds, Inc. and Shareholders of T. Rowe Price Summit Cash Reserves Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Summit Cash Reserves Fund (one of the portfolios comprising T. Rowe Price Summit Funds, Inc., hereafter referred to as the “Fund”) at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 12, 2006

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board of Directors elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); “inside” or “interested” directors are officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past 5 Years and
Year Elected*	Directorships of Other Public Companies

Jeremiah E. Casey	Director, Allfirst Financial Inc. (previously First Maryland Bankcorp)
(1940)	(1983 to 2002); Director, National Life Insurance (2001 to 2005);
2006	Director, The Rouse Company, real estate developers (1990 to 2004)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Vornado Real Estate Investment Trust (3/04 to
1993	present); Director, Mercantile Bankshares (4/03 to present); Member,
Advisory Board, Deutsche Bank North America (2004 to present);
Director, Chairman of the Board, and Chief Executive Officer, The
Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm; Chairman, President, and Chief Executive Officer, The
2001	Haven Group, a custom manufacturer of modular homes (1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Director,
(1938)	Canyon Resources Corp., Golden Star Resources Ltd. (5/92 to pres-
2001	ent), and Pacific Rim Mining Corp. (2/02 to present)

Karen N. Horn	Director, Federal National Mortgage Association (9/06 to present);
(1943)	Managing Director and President, Global Private Client Services,
2003	Marsh Inc. (1999 to 2003); Managing Director and Head of
International Private Banking, Bankers Trust (1996 to 1999);
Director, Georgia Pacific (5/04 to 12/05), Eli Lilly and Company,
and Simon Property Group

Theo C. Rodgers	President, A&R Development Corporation
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company; Partner, Blackstone Real Estate Advisors, L.P.
1993

* Each independent director oversees 116 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and
Portfolios Overseen]	Directorships of Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price and T. Rowe Price Group,
(1956)	Inc.; Chairman of the Board, Director, and President, T. Rowe Price
2006	Investment Services, Inc.; Chairman of the Board and Director,
[116]	T. Rowe Price International, Inc., T. Rowe Price Retirement Plan
Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Savings
Bank; Director, T. Rowe Price Global Asset Management Limited and
T. Rowe Price Global Investment Services Limited; Chief Executive
Officer, Chairman of the Board, Director, and President, T. Rowe Price
Trust Company; Chairman of the Board, all funds

Mary J. Miller, CFA	Director and Vice President, T. Rowe Price; Vice President, T. Rowe
(1955)	Price Group, Inc.; Vice President, Summit Funds
2004
[38]

* Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Connice A. Bavely (1951)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President, Summit Funds	Group, Inc.

Steven G. Brooks, CFA (1954)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Summit Funds	Group, Inc.

Brian E. Burns (1960)	Vice President, T. Rowe Price
Vice President, Summit Funds

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, Summit Funds	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Summit Funds	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Alisa Fiumara, CFA (1974)	Vice President, T. Rowe Price
Vice President, Summit Funds

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, Summit Funds	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Summit Funds	Trust Company

Terri L. Hett (1959)	Employee, T. Rowe Price
Assistant Vice President, Summit Funds

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, Summit Funds	Investment Services, Inc., T. Rowe Price
Services, Inc., and T. Rowe Price Trust
Company; Vice President, T. Rowe Price,
T. Rowe Price Group, Inc., T. Rowe Price
International, Inc., and T. Rowe Price
Retirement Plan Services, Inc.

Keir R. Joyce (1972)	Vice President, T. Rowe Price
Vice President, Summit Funds

Alan D. Levenson, Ph.D. (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Summit Funds	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, Summit Funds	T. Rowe Price Investment Services, Inc.

Joseph K. Lynagh, CFA (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Summit Funds	Group, Inc.

James M. McDonald (1949)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President, Summit Funds	Group, Inc., and T. Rowe Price Trust Company

Cheryl A. Mickel, CFA (1967)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Summit Funds	Group, Inc.

Susan G. Troll, CPA (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Summit Funds	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, Summit Funds

John D. Wells (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Summit Funds	Group, Inc., and T. Rowe Price Savings Bank

Edward A. Wiese, CFA (1959)	Vice President, T. Rowe Price, T. Rowe Price
President, Summit Funds	Group, Inc., and T. Rowe Price Trust Company;
Chief Investment Officer, Director, and Vice
President, T. Rowe Price Savings Bank

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Donald W. Dick Jr. qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Dick is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2006	2005
Audit Fees	$20,755	$13,768
Audit-Related Fees	1,245	1,025
Tax Fees	3,289	2,262
All Other Fees	150	369

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. Reclassification from tax fees to audit fees of fiscal 2005 amounts related to the auditing of tax disclosures within the registrant’s annual financial statements has been made in order to conform to fiscal 2006 presentation. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,200,000 and $883,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds. Preceding fiscal year amount reflects the reclassification of tax fees described in (a) – (d) above.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Summit Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	December 15, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	December 15, 2006

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	December 15, 2006